Exhibit 10.26

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULES TO THE CREDIT AGREEMENT, DATED NOVEMBER 18, 2015, AMONG THE COMPANY, WELLS FARGO BANK, NATIONAL ASSOCIATION, AND THE OTHER LENDERS AND BORROWERS PARTY THERETO

Schedule A-1

Agent’s Account

An account at a bank designated by Agent from time to time as the account into which Borrowers shall make all payments to Agent for the benefit of the Lender Group and into which the Lender Group shall make all payments to Agent under this Agreement and the other Loan Documents; unless and until Agent notifies Borrowers and the Lender Group to the contrary, Agent’s Account shall be that certain deposit account bearing account number [***], reference Inventure Foods, Inc., and maintained by Agent with Wells Fargo Bank, National Association, 420 Montgomery Street, San Francisco, CA, ABA #[***].

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule A-2

Authorized Persons

1.              Terry McDaniel

2.              Steve Weinberger

3.              Tara Kreizenbeck

Schedule C-1

Commitments

Lender	Revolver Commitment
Wells Fargo Bank, National Association	$50,000,000

All Lenders	$50,000,000

Schedule D-1

Designated Account

Account Name:  Inventure Foods Inc.

Email Contact:  [***]

Account #:  [***]

Routing - ABA #:  [***]

SWIFT:  [***]

Bank Name:  U.S. Bank National Association

Bank Address:  101 N First Avenue, Phoenix

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule E-1

Location of Inventory

(a)                                 Owned properties containing inventory

	Entity of Record	Address
1.	La Cometa Properties, Inc.	3500 S. La Cometa Drive Goodyear, AZ 85338
2.	Fresh Frozen Foods, Inc.	1814 Washington Street Jefferson, GA 30549
3.	Fresh Frozen Foods, Inc.	600 Cassidy Road Thomasville, GA 31792
4.	La Cometa Properties, Inc.	705 W. Dustman Road Bluffton, IN 46714

(b)                                 Leased properties containing inventory

	Tenant	Address
1.	Inventure Foods, Inc.	5415 E. High Street, Suite 350 Phoenix, AZ 85054
2.	Inventure Foods, Inc.	2994 82nd Avenue NE Salem, OR 97305
3.	Inventure Foods Inc.	Leased Agricultural Property - Approximately 42 acres of land situated in Whatcom County, WA
4.	Rader Farms, Inc.	Leased Agricultural Property - Approximately 102.6 acres of land situated at 6757 Nooksack Road, Everson, Whatcom County, WA
5.	Rader Farms, Inc.	Leased Agricultural Property - Approximately 696 acres of land situated in Whatcom County, WA
6.	Inventure Foods, Inc.	1955 W. Lancaster Street I Bluffton, IN 46714
7.	Inventure Foods, Inc.	101 N. 104th Avenue Tolleson, AZ 85353
8.	Inventure Foods, Inc.	3001 N. 9th Avenue Pensacola, FL 32503
9.	Rader Farms, Inc.	500 Orchard Drive Bellingham, WA 98226
10.	Willamette Valley Fruit Company	1440 Salem Industrial Drive NE Salem, OR 97301

(c)                                  Inventory stored pursuant to bailment, etc.

	Inventure Foods Entity	Address of Storage Facility
1.	Inventure Foods, Inc.	2120 E Washington Boulevard Suite B Fort Wayne, IN 46803
2.	Inventure Foods, Inc.	1025 Osage Street Fort Wayne, IN 46808
3.	Inventure Foods, Inc.	1150 North Main Street Bluffton, IN 46714
4.	Inventure Foods, Inc.	1126 Raymond Bland Road Glennville, GA 30427
5.	Willamette Valley Fruit Company	4735 Brooklake Road NE Salem, OR 97305
6.	Willamette Valley Fruit Company	4095 Portland Road NE Salem, OR 97301
7.	Willamette Valley Fruit Company	1440 Silverton Road Woodburn, OR 97071
8.	Willamette Valley Fruit Company	1440 Salem Industrial Drive NE Salem, OR 97301
9.	Willamette Valley Fruit Company	17400 NE Sacramento Street Portland, OR 97230
10.	Willamette Valley Fruit Company	4124 24th Avenue Forest Grove, OR 97116
11.	Willamette Valley Fruit Company	19450 NE San Rafael Street Portland, OR 97230
12.	Willamette Valley Fruit Company	3815 Marion Street SE Albany, OR 97322
13.	Willamette Valley Fruit Company	310 S Seneca Road Eugene, OR 97402
14.	Inventure Foods, Inc.	690 Heinberg Street Pensacola, FL 32502
15.	Rader Farms, Inc.	2201 North Wind Parkway Hobart, IN 46342
16.	Rader Farms, Inc.	600 Orchard Drive Bellingham, WA 98225
17.	Rader Farms, Inc.	3001 Athens Highway, Gainesville, GA 30507
18.	Rader Farms, Inc.	4735 Brooklake Road NE Salem, OR 97305
19.	Rader Farms, Inc.	31785 Marshall Road, R R #5 Abbotsford, BC V2T 5Z8
20.	Rader Farms, Inc.	406 2nd Street, P.O. Box 709 Lynden, WA 98264
21.	Rader Farms, Inc.	11850 Center Road San Antonio, TX 78223
22.	Fresh Frozen Foods, Inc.	3001 Athens Highway, Gainesville, GA 30507
23.	Fresh Frozen Foods, Inc.	4231 Profit Drive San Antonio, TX 78219
24.	Fresh Frozen Foods, Inc.	121 Roseway Drive Thomasville, GA 31792

	Inventure Foods Entity	Address of Storage Facility
25.	Fresh Frozen Foods, Inc.	1161 Candler Road Gainesville, GA 30507 and 3801 Cornelia Highway Lula, GA 30554
26.	Fresh Frozen Foods, Inc.	200 North FM 509 Harlingen, TX 78550
27.	Rader Farms, Inc.	279 Marquette Drive Bolingbrook, Il 60440
28.	Rader Farms, Inc.	Farmland owned by Ebe Farms located in Whatcom County, Washington, pursuant to that certain Crop Rotation Agreement between Rader Farms, Inc. and Ebe Farms dated February 6, 2013.

Schedule P-1

Permitted Investments

None.

Schedule P-2

Permitted Liens

	Debtor	Jurisdiction	Secured Party	Lien Type	Filing Info	Collateral Description
1.	Inventure Foods, Inc.	Arizona Secretary of State	H&E Equipment Services Inc. 11100 Mead Road, Suite 200 Baton Rouge, LA 70816	Standard	2012-169-0621-0 Filed April 27, 2012	One 2007 Genie GS1930 Scissorlift s/n GS3007B-87906
2.	Inventure Foods, Inc.	Arizona Secretary of State	H&E Equipment Services Inc. 11100 Mead Road, Suite 200 Baton Rouge, LA 70816	Standard	2013-172-5515-8 Filed January 14, 2013	One 2007 Genie GS1930 Scissorlift (GS3007A-91794)
3.	Fresh Frozen Foods, Inc.	Delaware Secretary of State	Wells Fargo Bank, NA 300 Tri-State International, Suite 400 Lincolnshire, IL 60069	Standard	201252823358 Filed June 30, 2015	Nissan forklift SCX30N (1S1-9X0446-449)
4.	Inventure Foods, Inc.	Delaware Secretary of State	Toyota Motor Credit Corporation PO Box 3457 Torrance, CA 90510	Standard	20131214049 Filed March 21, 2013	Toyota forklift model #7FBCU15 (62830), as equipped
5.	Inventure Foods, Inc.	Delaware Secretary of State	Toyota Motor Credit Corporation PO Box 3457 Torrance, CA 90510	Standard	20134385838 Filed November 7, 2013	Toyota forklifts model #7FBEU18 (26111, 26090, 26095, 26098, 26104, 26111, 261180), as equipped
6.	Inventure Foods, Inc.	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway, 3rd Floor North Tucker, GA 30084	Standard	20153654067 Filed August 20, 2015	New kettle equipment
7.	Poore Brothers — Bluffton, Inc.	Delaware Secretary of State	Toyota Motor Credit Corporation PO Box 3457 Torrance, CA 90510	Standard	20113598185 Filed September 20, 2011	Toyota lift truck model #SBRU18 (36474), as equipped

8.	Rader Farms, Inc.	Delaware Secretary of State	Farm Credit Leasing Services Corporation 600 Highway 169 South, Suite 300 Minneapolis, MN 55426	Standard	20104258111 Filed on December 3, 2010	New Holland T4050F Tractor 80 PTO (XAJD00519)
9.	Rader Farms, Inc.	Delaware Secretary of State	Farm Credit Leasing Services Corporation 600 Highway 169 South, Suite 300 Minneapolis, MN 55426	Standard	20114266188 Filed on November 4, 2011	2011 Korvan 7420 Blueberry Harvester (542860600075)
10.	Rader Farms, Inc.	Delaware Secretary of State	Farm Credit Leasing Services Corporation 600 Highway 169 South, Suite 300 Minneapolis, MN 55426	Standard	20114284207 Filed on November 7, 2011	2001 John Deere 7930 Tractor Row Crop (1RW7930DH6D036080)
11.	Rader Farms, Inc.	Delaware Secretary of State	Farm Credit Leasing Services Corporation 600 Highway 169 South, Suite 300 Minneapolis, MN 55426	Standard	20114285121 Filed on November 7, 2011	2911 Yanmar T80B Tractor Row Crop (010181)
12.	Rader Farms, Inc.	Delaware Secretary of State	Farm Credit Leasing Services Corporation 600 Highway 169 South, Suite 300 Minneapolis, MN 55426	Standard	20130359977 Filed on January 28, 2013	2012 Oxbo 7420 Blueberry Harvester (542870600111)
13.	Rader Farms, Inc., Willamette Valley Fruit Company	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway, 3rd Floor North Tucker, GA 30084	Standard	20143450095 Filed on August 27, 2014	Octofrost, Model 9/2 Tunnel Expansion Project, including all listed equipment, components, and accessories
14.	Rader Farms, Inc., Willamette Valley Fruit Company	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway, 3rd Floor North Tucker, GA 30084	Standard	20143450160 Filed on August 27, 2014	Octofrost, Model 9/2 Tunnel Expansion Project, including all listed equipment, components, and accessories

15.	The Inventure Group, Inc.	Delaware Secretary of State	Air Liquide Industrial U.S. LP 1230 W Washington, Suite 212 Tempe, AZ 85281	Standard	20141895390 Filed on May 14, 2014	Floxal membrane unit, membrane skid, sullair compressor, dryer, vaporizer
16.	Inventure Foods, Inc.	Delaware Secretary of State	Tamco Capital Corporation 800 Walnut Street, MAC N0005-044 Des Moines, IA 50309	Standard	20155075212 Filed on November 2, 2015	Telephone equipment and licenses located in Goodyear, AZ and in Phoenix, AZ

Schedule R-1

Real Property Collateral

	Entity of Record	Address	Legal Description
1.	La Cometa Properties, Inc.	3500 S. La Cometa Drive Goodyear, AZ 85338	See Exhibit R-1
2.	Fresh Frozen Foods, Inc.	1814 Washington Street Jefferson, GA 30549	See Exhibit R-2
3.	Fresh Frozen Foods, Inc.	600 Cassidy Road Thomasville, GA 31792	See Exhibit R-3
4.	La Cometa Properties, Inc.	705 W. Dustman Road Bluffton, IN 46714	See Exhibit R-4

Schedule 3.6

(a)                                 For a period of 90 days after the Closing Date, the Loan Parties shall use commercially reasonable efforts to deliver to Agent (i) Collateral Access Agreements for each of the properties identified under the heading (b) on Schedule 4.23 of the Agreement and (ii) bailee waivers for each of the properties identified under the heading (c) on Schedule 4.23 of the Agreement, in each case, duly executed and delivered by each party thereto.

(b)                                 On or before the date that is 120 days after the Closing Date (or such later date as agreed to by Agent in writing in its sole discretion), the Loan Parties will deliver an aged inventory report for their “Fresh Frozen” segment to Agent, in form and substance reasonably acceptable to Agent.

(c)                                  On or before the date that is 30 calendar days after the Closing Date (or such later date as agreed to by Agent in writing in its sole discretion), the Loan Parties shall establish their primary depository and treasury management relationships with Wells Fargo or one or more of its Affiliates and will maintain such depository and treasury management relationships at all times during the term of the Agreement.

(d)                                 On or before the date that is 30 calendar days after the Closing Date (or such later date as agreed to by Agent in writing in its sole discretion), the Loan Parties shall deliver or cause to be delivered to Agent Control Agreements with respect to the Deposit Accounts and Securities Accounts maintained by any Loan Party with Wells Fargo or one or more of its Affiliates, (except to the extent excused by Section 7(k)(iv) of the Guaranty and Security Agreement), in each case in form and substance satisfactory to Agent in its Permitted Discretion, duly executed and delivered by the parties thereto, and each such agreement shall be in full force and effect.

(e)                                  Within 60 days after the Closing Date (or such longer period as the Agent may determine in its sole discretion), Agent shall have received a second priority Mortgage (subject only to the Liens of the Term Loan Agent with respect to the Term Priority Collateral, securing the Term Loan Obligations in accordance with the terms of the Intercreditor Agreement) and all items required by Section 5.12 on each leasehold interest in Real Property (other than any such Real Property that is encumbered by a Permitted Lien) owned by the Borrowers as of the Closing Date.

(f)                                   On or before the date that is 90 calendar days after the Closing Date (or such later date as agreed to by Agent in writing in its sole discretion), the Loan Parties shall deliver or cause to be delivered to Agent a duly executed second lien mortgage for the property located at 600 Cassidy Road, Thomasville, GA 31792, together with a fixture filing for such property, all in form and content reasonably acceptable to Agent.

(g)                                  On or before the date that is 90 calendar days after the Closing Date (or such later date as agreed to by Agent in writing in its sole discretion), the Loan Parties shall deliver or cause to be delivered to Agent in respect of the Real Property Collateral: (i) second lien mortgages together with a fixture filing for each such property; (ii) title insurances; (iii) surveys; and (iv) flood insurances and comply with Section 5.6 of the Agreement in respect thereof.

(h)                                 At its first annual meeting of shareholders following the Closing Date, the Parent Borrower shall amend its certificate of incorporation in a manner reasonable acceptable to Agent.

(i)                                     Deliver to Term Loan Agent such documents and at such times as required by Schedule 8.16 of the Term Loan Credit Agreement.

(j)                                    To the extent delivered in connection with the Term Loan Credit Agreement, leasehold mortgages on leasehold interest (unless waived by Agent).

Schedule 4.1(b)

Capitalization of Borrowers

(i) Parent Borrower

Type of Equity Interest	Issued & Outstanding (as of November 17, 2015
Preferred Stock, par value $100 per share	None
Common Stock, par value $0.01 per share	19,609,788
Options	645,652
Restricted Stock Units	302,113
Restricted Stock Awards	88,166

(ii) Other Borrowers

Borrower	Type of Equity Interest	Issued & Outstanding
La Cometa Properties, Inc.	Common Stock, no par value	1,000
Poore Brothers — Bluffton, LLC	LLC Interest	N/A
Tejas PB Distributing, Inc.	Common Stock, no par value	1,000
Boulder Natural Foods, Inc.	Common Stock, par value $0.01 per share	1,000
BN Foods, Inc.	Common Stock, no par value	1,000
Rader Farms, Inc.	Common Stock, par value $0.001 per share	1,000
Willamette Valley Fruit Company	Common Stock, par value $0.001 per share	1,000
Fresh Frozen Foods, Inc.	Common Stock, par value $0.001 per share	1,000

Schedule 4.1(c)

Capitalization of Borrowers’ Subsidiaries

Subsidiary	Type of Equity Interest	Authorized	Issued & Outstanding	Interest
La Cometa Properties, Inc.	Common Stock	100,000	1,000	100%
Poore Brothers — Bluffton, LLC	LLC Interest	N/A	N/A	100%
Tejas PB Distributing, Inc.	Common Stock	100,000	1,000	100%
Boulder Natural Foods, Inc.	Common Stock	100,000	1,000	100%
BN Foods, Inc.	Common Stock	1,000	1,000	100%
Rader Farms, Inc.	Common Stock	1,000	1,000	100%
Willamette Valley Fruit Company	Common Stock	1,000	1,000	100%
Fresh Frozen Foods, Inc.	Common Stock	1,000	1,000	100%

Schedule 4.1(d)

Subscriptions, Options, Warrants, Calls

Entity	Type of Security	Issued & Outstanding (as of November 17, 2015)
Inventure Foods, Inc.	Options	645,652
Inventure Foods, Inc.	Restricted Stock Units	302,113

Schedule 4.6

Litigation

None.

Schedule 4.11

Environmental Matters

None.

Schedule 4.14

Permitted Indebtedness

	Entity	Issuer	Type	Amount Owed	Maturity Date
1.	Inventure Foods, Inc.	Bank of America	Equipment term loan	$1,924,735	December 2020
2.	Rader Farms, Inc.	Bank of America	Equipment term loan	$2,013,436	August 2019
3.	Willamette Valley Fruit Company	Bank of America	Equipment term loan	$1,494,636	August 2019
4.	Rader Farms, Inc.	Great America	Equipment term loan	$13,536	May 2020
5.	Inventure Foods, Inc.	Toyotalift of Arizona	Equipment term loan	$7,824	February 2018
6.	Inventure Foods, Inc.	ShoreTel	Capital lease	$7,360	March 2016

Schedule 4.23

Location of Inventory

(a)           Owned properties containing inventory

	Entity of Record	Address
1.	La Cometa Properties, Inc.	3500 S. La Cometa Drive Goodyear, AZ 85338
2.	Fresh Frozen Foods, Inc.	1814 Washington Street Jefferson, GA 30549
3.	Fresh Frozen Foods, Inc.	600 Cassidy Road Thomasville, GA 31792
4.	La Cometa Properties, Inc.	705 W. Dustman Road Bluffton, IN 46714

(b)           Leased properties containing inventory

	Tenant	Address
1.	Inventure Foods, Inc.	5415 E. High Street, Suite 350 Phoenix, AZ 85054
2.	Inventure Foods, Inc.	2994 82nd Avenue NE Salem, OR 97305
3.	Inventure Foods Inc.	Leased Agricultural Property - Approximately 42 acres of land situated in Whatcom County, WA
4.	Rader Farms, Inc.	Leased Agricultural Property - Approximately 102.6 acres of land situated at 6757 Nooksack Road, Everson, Whatcom County, WA
5.	Rader Farms, Inc.	Leased Agricultural Property - Approximately 696 acres of land situated in Whatcom County, WA
6.	Inventure Foods, Inc.	1955 W. Lancaster Street I Bluffton, IN 46714
7.	Inventure Foods, Inc.	101 N. 104th Avenue Tolleson, AZ 85353
8.	Inventure Foods, Inc.	3001 N. 9th Avenue Pensacola, FL 32503
9.	Rader Farms, Inc.	500 Orchard Drive Bellingham, WA 98226
10.	Willamette Valley Fruit Company	1440 Salem Industrial Drive NE Salem, OR 97301

(c)           Inventory stored pursuant to bailment, etc.

	Inventure Foods Entity	Address of Storage Facility
1.	Inventure Foods, Inc.	2120 E Washington Boulevard Suite B Fort Wayne, IN 46803
2.	Inventure Foods, Inc.	1025 Osage Street Fort Wayne, IN 46808
3.	Inventure Foods, Inc.	1150 North Main Street Bluffton, IN 46714
4.	Inventure Foods, Inc.	1126 Raymond Bland Road Glennville, GA 30427
5.	Willamette Valley Fruit Company	4735 Brooklake Road NE Salem, OR 97305
6.	Willamette Valley Fruit Company	4095 Portland Road NE Salem, OR 97301
7.	Willamette Valley Fruit Company	1440 Silverton Road Woodburn, OR 97071
8.	Willamette Valley Fruit Company	1440 Salem Industrial Drive NE Salem, OR 97301
9.	Willamette Valley Fruit Company	17400 NE Sacramento Street Portland, OR 97230
10.	Willamette Valley Fruit Company	4124 24th Avenue Forest Grove, OR 97116
11.	Willamette Valley Fruit Company	19450 NE San Rafael Street Portland, OR 97230
12.	Willamette Valley Fruit Company	3815 Marion Street SE Albany, OR 97322
13.	Willamette Valley Fruit Company	310 S Seneca Road Eugene, OR 97402
14.	Inventure Foods, Inc.	690 Heinberg Street Pensacola, FL 32502
15.	Rader Farms, Inc.	2201 North Wind Parkway Hobart, IN 46342
16.	Rader Farms, Inc.	600 Orchard Drive Bellingham, WA 98225
17.	Rader Farms, Inc.	3001 Athens Highway, Gainesville, GA 30507
18.	Rader Farms, Inc.	4735 Brooklake Road NE Salem, OR 97305
19.	Rader Farms, Inc.	31785 Marshall Road, R R #5 Abbotsford, BC V2T 5Z8
20.	Rader Farms, Inc.	406 2nd Street, P.O. Box 709 Lynden, WA 98264
21.	Rader Farms, Inc.	11850 Center Road San Antonio, TX 78223
22.	Fresh Frozen Foods, Inc.	3001 Athens Highway, Gainesville, GA 30507
23.	Fresh Frozen Foods, Inc.	4231 Profit Drive San Antonio, TX 78219
24.	Fresh Frozen Foods, Inc.	121 Roseway Drive Thomasville, GA 31792

	Inventure Foods Entity	Address of Storage Facility
25.	Fresh Frozen Foods, Inc.	1161 Candler Road Gainesville, GA 30507 and 3801 Cornelia Highway Lula, GA 30554
26.	Fresh Frozen Foods, Inc.	200 North FM 509 Harlingen, TX 78550
27.	Rader Farms, Inc.	279 Marquette Drive Bolingbrook, Il 60440
28.	Rader Farms, Inc.	Farmland owned by Ebe Farms located in Whatcom County, Washington, pursuant to that certain Crop Rotation Agreement between Rader Farms, Inc. and Ebe Farms dated February 6, 2013.

Schedule 4.26

Material Contracts

(a)                                 Agreements over $10,000,000

1.                                      None.

(b)                                 Food product grower arrangements

1.                                      None.

(c)                                  License agreements

1.                                      License Agreement, effective March 31, 2014, between the Parent Borrower and TGI Friday’s of Minnesota, Inc.

2.                                      License Agreement, effective January 5, 2011, by and between the Parent Borrower and Nathan’s Famous Systems, Inc.

3.                                      License Agreement, effective June 28, 2012, by and between the Parent Borrower and Vidalia Brands, Inc.

4.                                      Trademark Licensing, Supply and Distribution Agreement, effective November 30, 2013, by and between the Parent Borrower and Seattle’s Best Coffee, LLC.

5.                                      Product License Agreement, effective July 23, 2009, between Parent Borrower and Jamba Juice Company.

6.                                      Intellectual Property Agreement, dated August 24, 2006, between Parent Borrower and Miles Willard Technologies, LLP.

(d)                                 All other agreements

1.                                      Agricultural Ground Lease, dated as of May 17, 2007, by and among Lyle Rader, Sue Rader, Brad Rader, Julie Newell and Rader Farms Acquisition Corp., as amended by that certain Lease Extension Agreement, dated as of October 12, 2012, by and between the Parent Borrower’s subsidiary Rader Farms, Inc. as lessee, and Uptrail Group I, LLC, Uptrail Group II, LLC and Uptrail Group III, LLC, collectively as lessor.

Schedule 5.1

Financial Statements, Reports, Certificates

Deliver to Agent (and if so requested by Agent, with copies for each Lender) each of the financial statements, reports, or other items set forth below at the following times in form satisfactory to Agent:

if a Financial Covenant Triggering Event exists, as soon as available, but in any event within 30 days (45 days in the case of a month that is the end of one of Parent Borrower’s fiscal quarters) after the end of each month during each of Borrower’s fiscal years,

(a)           an unaudited consolidated and consolidating balance sheet, income statement, statement of cash flow and statement of shareholder’s equity covering Parent Borrower’s and its Subsidiaries’ operations during such period and compared to the prior period and plan, together with a corresponding discussion and analysis of results from management,

(b)           a Compliance Certificate along with the underlying calculations, including the calculations to arrive at EBITDA to the extent applicable,

(c)           a calculation of the Fixed Charge Coverage Ratio that is required to be delivered under the Agreement, and

(d)           any compliance certificate delivered under the Term Loan Credit Agreement.

as soon as available, but in any event within 45 days after the end of each quarter during each of Borrower’s fiscal years,

(e)           an unaudited consolidated and consolidating balance sheet, income statement, statement of cash flow and statement of shareholder’s equity covering Parent Borrower’s and its Subsidiaries’ operations during such period and compared to the prior period and plan, prepared in accordance with GAAP as well as on an internally-determined “mark-to-market” basis, together with a corresponding discussion and analysis of results from management,

(f)            a Compliance Certificate along with the underlying calculations, including the calculations to arrive at EBITDA to the extent applicable,

(g)           a calculation of the Fixed Charge Coverage Ratio that is required to be delivered under the Agreement,

(h)           a certification of compliance with all applicable United States Department of Agriculture and the Food and Drug Administration rules and policies and rules and policies of any other Governmental Authority relating to Food Security Laws, including, if requested by Agent, a third-party expert certification audit or Food and Drug Administration inspection of the Loan Parties quality system, and

(i)            any compliance certificate delivered under the Term Loan Credit Agreement.

as soon as available, but in any event within 90 days after the end of each of Parent Borrower’s fiscal years,

(j)            consolidated and consolidating financial statements of Parent Borrower and its Subsidiaries for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Agent and certified, without any qualifications (including any (A) “going concern” or like qualification or exception, (B) qualification or exception as to the scope of such audit, or (C) qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause any noncompliance with Article 7 of the Agreement (other than any qualification or exception attributable solely to the occurrence of the stated maturity of any Revolving Loans within 12 months after the date of such opinion)), by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, statement of cash flow, and statement of shareholder’s equity, and, if prepared, such accountants’ letter to management), as well as on an internally-determined “mark-to-market” basis,

(k)           a Compliance Certificate along with the underlying calculations, including the calculations to arrive at EBITDA to the extent applicable,

(l)            a calculation of the Fixed Charge Coverage Ratio that is required to be delivered under the Agreement, and

(m)          any compliance certificate delivered under the Term Loan Credit Agreement.

as soon as available, but in any event within 15 days after the start of each of Parent Borrower’s fiscal years,

(n)           copies of Parent Borrower’s Projections, in form and substance (including as to scope and underlying assumptions) satisfactory to Agent, in its Permitted Discretion, for the forthcoming 3 years, certified by the chief financial officer of Parent Borrower as being such officer’s good faith estimate of the financial performance of Parent Borrower during the period covered thereby.

if and when filed by Parent Borrower,

(o)           Form 10-Q quarterly reports, Form 10-K annual reports, and Form 8-K current reports (if any when requested by Agent),

(p)           any other filings made by Parent Borrower with the SEC, and

(q)           any other information that is provided by Parent Borrower to its shareholders generally.

promptly, but in any event within 5 days after Borrower has knowledge of any event or condition that constitutes a Default or an Event of Default,	(r) notice of such event or condition and a statement of the curative action that Borrower proposes to take with respect thereto.

promptly after the commencement thereof, but in any event within 5 days after the service of process with respect thereto on Parent Borrower or any of its Subsidiaries,

(s)            notice of all actions, suits, or proceedings brought by or against Parent Borrower or any of its Subsidiaries before any Governmental Authority which reasonably could be expected to result in a Material Adverse Effect.

upon the request of Agent,	(t) any other information reasonably requested relating to the financial condition of Parent Borrower or its Subsidiaries.

Schedule 5.2

Collateral Reporting

Provide Agent (and if so requested by Agent, with copies for each Lender) with each of the documents set forth below at the following times in form satisfactory to Agent:

No later than November 25, 2015	(a) an executed Borrowing Base Certificate for the month ended October 31, 2015

Monthly (no later than the 15th day of each month) (or, during any Cash Dominion Period, Weekly (no later than the Wednesday of the following week))

(b)           an executed Borrowing Base Certificate,

(c)           a detailed aging, by total, of each Borrowers’ Accounts, together with a reconciliation and supporting documentation for any reconciling items noted (delivered electronically in an acceptable format),

(d)           a monthly Account roll-forward, in a format acceptable to Agent in its discretion, tied to the beginning and ending account receivable balances of Borrowers’ general ledger,

(e)           notice of all claims, offsets, or disputes asserted by Account Debtors with respect to each Borrower’s Accounts,

(f)            Inventory system/perpetual reports specifying the cost and the wholesale market value of each Borrowers’ inventory, raw materials and farm products, by category, with additional detail showing additions to and deletions therefrom, together with a reconciliation to Borrowers’ general ledger (delivered electronically in an acceptable format),

(g)           a detailed calculation of inventory, raw materials and farm products categories that are not eligible for the Borrowing Base, if Borrowers have not implemented electronic reporting,

(h)           royalty reserve report for related royalties paid,

(i)            any Food Products Notices received by any Loan Party or their respective Subsidiaries,

(j)            a summary aging, by vendor, of each Loan Party’s accounts payable and any book overdraft (delivered electronically in an acceptable format) and an aging, by vendor, of any held checks, and a detailed accrued liabilities report identifying any Food Products Payables per general ledger accounts [***],(1) [***], and [***], and any other (x) related report necessary to calculate Foods Products Payables and (y) accounts payable listing of Food Products Payables,

(k)           a detailed report regarding each Loan Party’s and its Subsidiaries’ cash and Cash Equivalents, including an indication of which amounts constitute Qualified Cash,

(1) All numerical general ledger account references are to the Loan Parties’ general ledger account number(s) as reflected in the Loan Parties’ general ledger trial balance. To the extent from and after the date of the Agreement, there is a change in the general ledger account number, reporting shall be deemed for such changed/substituted account number for the same category of account as reflected in this Schedule 5.2.

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(l)            a detailed general ledger trial balance account numbers [***] (accrued advertising and promotions), [***] (accrued slotting), [***] (accrued customer discounts) and [***] (accrued FSI coupons),

(m)          a report that provides detail to: excess inventory, raw materials and farm products greater than a 12 months’ supply (including the supporting calculations), expired inventory, raw materials and farm products (inventory, raw materials and farm products within 90 days of expiration date), and inventory, raw materials and farm products on hold (by January 15th for the December 2015 Borrowing Base, or such date as Agent may agree) (provided that in respect of the “Fresh Frozen” segment such report shall be provided commencing from and after April 1, 2016 (or such other date as Agent may agree); provided, further, that until such time, the “Fresh Frozen” segment shall provide a perpetual inventory report and inventory, raw materials and farm products aging analysis as currently presented/prepared by it),

(n)           a detailed report including short pay general ledger account [***] or other related general ledger entries, and

(o)           a detailed report including unapplied cash under general ledger account [***] or other related general ledger entries.

No later than 30 days after the end of each month and each year, respectively

(o)           a reconciliation of Accounts, accounts payable, and inventory, raw materials and farm products of Borrowers’ general ledger to its monthly financial statements including any book reserves related to each category.

Quarterly (no later than the last day of the month following the end of each fiscal quarter)

(p)           a report regarding Parent Borrower’s and its Subsidiaries’ accrued, but unpaid, ad valorem taxes, and

(q)           updated information (including bring down search results and intellectual property searches) in respect of previously delivered Perfection Certificate,

No later than 90 days after the end of each fiscal year	(r) a detailed list of each Loan Party’s and its Subsidiaries’ customers, with address and contact information. (s) a Perfection Certificate or a supplement to the Perfection Certificate.

Upon receipt thereof by any Loan Party or any of its Subsidiaries

(t)            Food Products Notices, including in respect of Food Products Payables, and

(u)           notices (including any notice of inspection and notice of action) from the U.S. Department of Agriculture, the FDA, or any other Governmental Authority relating to compliance or non-compliance with Food Laws.

Upon request by Agent

(v)           copies of purchase orders and invoices for inventory, raw materials and farm products acquired by any Loan Party or its Subsidiaries,

(w)          copies of invoices together with corresponding shipping and delivery documents, and credit memos together with corresponding supporting documentation, with respect to invoices and credit memos in excess of an amount determined in the sole discretion of Agent, from time to time, and

[***] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(x)           such other reports as to the Collateral of any Loan Party and its Subsidiaries, as Agent may reasonably request including status reports for outstanding Food Products Notices or notices received from the U.S. Department of Agriculture, the U.S. Food and Drug Administration, or any other Governmental Authority relating to compliance or non-compliance with Food Security Laws.

Schedule 6.5

Nature of Business

Parent Borrower is a leading marketer and manufacturer of healthy/natural and indulgent specialty snack food brands. We operate in two segments: (1) frozen products and (2) snack products. The frozen products segment includes frozen fruits, vegetables, beverages, blends, and frozen desserts for sale primarily to groceries, club stores and mass merchandisers. All products sold under our frozen products segment are considered part of the healthy/natural food category. The snack products segment includes potato chips, kettle chips, potato crisps, potato skins, pellet snacks, sheeted dough products, cereal, popcorn, and extruded products for sale primarily to snack food distributors and retailers. The products sold under our snack products segment includes products considered part of the indulgent specialty snack food category, as well as products considered part of the healthy/natural food category. We also manufacture private label snacks for certain grocery retail chains and co-pack products for other snack and cereal manufacturers.